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                                                                  EXHIBIT 10.17

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                           INSIGNIA/ESG HOLDINGS, INC.


                        1998 EMPLOYEE STOCK PURCHASE PLAN


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                                Table of Contents

                                                                                                      Page

1.       Purpose.......................................................................................1

2.       Definitions...................................................................................1

3.       Eligibility...................................................................................4

4.       Grant of Option; Participation................................................................4

5.       Payroll Deductions............................................................................5

6.       Exercise of Option............................................................................6

7.       Delivery of Common Stock......................................................................6

8.       Withdrawals; Termination of Employment; Disability or Leave of Absence Prior to
         Termination of Employment.....................................................................7

9.       Dividends and Interest........................................................................8

10.      Stock.........................................................................................8

11.      Administration................................................................................9

12.      Designation of Beneficiary...................................................................10

13.      Transferability..............................................................................10

14.      Use of Funds.................................................................................11

15.      Reports......................................................................................11

16.      Effect of Certain Changes....................................................................11

17.      Amendment or Termination.....................................................................12

18.      Notices......................................................................................12

19.      Regulations and Other Approvals; Governing Law...............................................12


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
20.      Withholding of Taxes.........................................................................13

21.      No Employment Rights.........................................................................13

22.      Severability of Provisions...................................................................13

23.      Construction.................................................................................14


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                           INSIGNIA/ESG HOLDINGS, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN



1.       PURPOSE.

                  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries and Designated Parent with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code. The Plan is effective as of the Distribution Date.


2.       DEFINITIONS.

                           (a) "Agent" shall mean the agent appointed by the
Committee pursuant to Section 11(b) hereof.

                           (b) "Board" shall mean the Board of Directors of the
Company.

                           (c) "Code" shall mean the Internal Revenue Code of
1986, as amended.

                           (d) "Committee" shall mean the Compensation Committee
of the Board or such other committee or subcommittee appointed from time to time by the Board. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

                           (e) "Common Stock" shall mean shares of the Company's
common stock, par value $.01 per share.

                           (f) "Company" shall mean Insignia/ESG Holdings, Inc.,
a Delaware corporation.

                           (g) "Compensation" shall mean the total cash
compensation paid during an Offering Period by the Company, any Designated Subsidiary or Designated Parent or any affiliate of the Company to an Employee, including overtime and bonuses, as reported by the Company, any Designated Subsidiary or Designated Parent or any affiliate of the Company for federal income tax purposes, and including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code. Compensation shall not include any contributions by the

Company or any of its affiliates to, or benefits paid under, this Plan or under any other pension, profit-sharing, fringe benefit, group insurance or other employee welfare plan heretofore or hereafter adopted or any deferred compensation arrangement. For purposes of this Section, affiliate shall mean any entity required to be aggregated with the Company under Section 414 (b), (c),
(m) or (o) of the Code.

                           (h) "Designated Parent" shall mean the Parent
Corporation of the Company if so specifically designated as eligible to participate in the Plan by the Board in its sole discretion.

                           (i) "Designated Subsidiaries" shall mean each
Subsidiary Corporation of the Company on the effective date of the Plan and future Subsidiary Corporations which are not specifically excluded from participation by the Board from time to time in its sole discretion. Notwithstanding the foregoing, the term "Designated Subsidiaries" shall not include Subsidiary Corporations located in Foreign Jurisdictions, unless the Board specifically designates such Subsidiary Corporation as a Designated Subsidiary.

                           (j) "Disability" or "Disabled" shall mean a permanent
and total disability as defined under Section 22(e)(3) of the Code.

                           (k) "Distribution Date" shall mean the date of
distribution of Common Stock by Insignia Financial Group, Inc. to holders of Class A Common Stock, par value $.01 per share, of Insignia Financial Group, Inc.

                           (l) "Employee" shall mean any person, including an
officer, who is regularly and continuously employed by the Company or a Designated Subsidiary or a Designated Parent.

                           (m) "Employer" shall mean, with respect to any
Employee, the Company or Designated Subsidiary or Designated Parent by which the Employee is employed.

                           (n) "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended.

                           (o) "Exercise Date" shall mean the last business day
of each Offering Period in which payroll deductions are made under the Plan.

                           (p) "Fair Market Value" for purposes of this Plan,
unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system


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sponsored by the National Association of Securities Dealers, its Fair Market
Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940).

                           (q) "Foreign Jurisdiction" shall mean any
jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.

                           (r) "Leave of Absence" shall mean a leave of absence
determined in accordance with the personnel policies of a Participant's
Employer.

                           (s) "Offering Date" shall mean the first day of each
calendar quarter or such other dates designated by the Committee in its sole discretion.

                           (t) "Offering Period" shall mean each calendar
quarter during the effectiveness of the Plan, commencing on each Offering Date, provided that the Committee shall have the power to change the duration of Offering Periods.

                           (u) "Option" shall mean an option to purchase shares
of Common Stock of the Company.

                           (v) "Parent Corporation" shall mean any corporation
(other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           (w) "Participant" shall mean an Employee who
participates in the Plan.

                           (x) "Plan" shall mean this Insignia/ESG Holdings,
Inc. 1998 Employee Stock Purchase Plan, as amended from time to time.

                           (y) "Rule 16b-3" shall mean Rule 16b-3 under Section
16(b) of the Exchange Act as then in effect or any successor provisions.

                           (z) "Subsidiary Corporation" shall mean any
corporation (other than the Company) in an unbroken chain of corporations beginning with the Company at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.       ELIGIBILITY.

                           (a) Subject to the requirements of Section 4(b)
hereof, any person who is (i) an Employee as of an Offering Date and (ii) who customarily works more than twenty (20) hours per week for an Employer and more than five (5) months per year for an Employer shall be eligible to participate in the Plan and be granted an Option for the Offering Period commencing on such Offering Date.

                           (b) Notwithstanding any provisions of the Plan to the
contrary, no Employee shall be granted an Option under the Plan:

                           (i) if, immediately after the grant, such Employee
                  (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding Options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation; or

                           (ii) which permits such Employee's right to purchase
                  stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary Corporation or Parent Corporation to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.

                           (c) Notwithstanding anything herein to the contrary,
unless otherwise permitted pursuant to the Code, "qualified real estate agents" (as defined in Section 3508 of the Code) shall not be eligible to participate in the Plan.


4.       GRANT OF OPTION; PARTICIPATION.

                           (a) On each Offering Date, the Company shall commence
an offer by granting each eligible Employee an Option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3(b) and 10 hereof. The Committee shall specify the terms and conditions for each such offer, including the number of shares of Common Stock that may be purchased thereunder.

                           (b) Each eligible Employee may elect to become a
Participant in the Plan with respect to an Offering Period, only by filing an agreement with the Employer authorizing payroll deductions (as set forth in Section 5 hereof).

                           (c) The Option price per share of the Common Stock
subject to an offering shall be determined by the Board, in its sole discretion, and shall remain in effect


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unless modified at least thirty (30) days prior to the applicable Offering
Date, but in no event shall be less than the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the first business day of the Offering Period or (ii) eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date. Effective as of the Distribution Date until modified by the Board, the price per share of the Common Stock subject to an offering shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the first business day of the Offering Period or (ii) eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.


5.       PAYROLL DEDUCTIONS.

                           (a) At least fourteen (14) days (or such shorter
period designated by the Committee) prior to each Offering Date, a Participant may, in the manner prescribed by forms approved by the Committee, and subject to the restriction set forth in Section 3(b)(ii) above, authorize payroll deductions in any whole percentage up to ten percent (10%) of his or her Compensation during the Offering Period. A Participant may increase or decrease such payroll deductions prior to the beginning of any subsequent Offering Period, upon fourteen (14) days' (or such shorter period designated by the Committee) prior written notice to the Committee. A Participant may terminate a payroll deduction authorization at any time, upon fourteen (14) days' (or such shorter period designated by the Committee) prior written notice to the Committee. An authorization shall remain in effect until modified or terminated by the Participant or until the percentage used to determine the Option price (as set forth in Section 4(c) above) is effectively increased.

                           (b) All payroll deductions made by a Participant
shall be credited to such Participant's account under the Plan. A Participant may not make any additional payments into such account.

                           (c) In the event a Participant makes a hardship
withdrawal of employee deferral (401(k)) contributions under a 401(k) profit sharing plan of the Company, a Designated Subsidiary, or a Designated Parent or an affiliate or any other plan qualified under Section 401(a) of the Code that contains a Code Section 401(k) feature, such Participant's payroll deductions and the purchase of shares of Common Stock under the Plan shall be suspended until the first payroll period following the Offering Date commencing after the twelve (12) month period after such hardship withdrawal. If a Participant who elects a hardship withdrawal under such a 401(k) profit sharing plan or such other plan has a cash balance accumulated in his or her account at the time of withdrawal that has not already been applied to purchase shares of Common Stock, such cash balance shall be returned to the Participant as soon as administratively practicable.


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6.       EXERCISE OF OPTION.

                           (a) Unless a Participant withdraws from the Plan as
provided in Section 8 hereof, such Participant's election to purchase shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of whole and/or fractional shares of Common Stock subject to such Option shall be purchased for such Participant at the applicable Option price with the accumulated payroll deductions in such Participant's account. If all or any portion of the shares cannot reasonably be purchased on the Exercise Date in the sole discretion of the Committee because of unavailability or any other reason, such purchase shall be made as soon thereafter as feasible. In no event shall certificates for any fractional shares be issued under the Plan.

                           (b) The shares of Common Stock purchased upon
exercise of an Option hereunder shall be credited to the Participant's account under the Plan and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares, including, without limitation, the right to receive dividends on the shares and the right to vote or tender such shares.


7.       DELIVERY OF COMMON STOCK.

                           (a) Certificates for whole shares of Common Stock
shall not be issued to Participants unless and until requested or as otherwise provided pursuant to Section 8. Such certificates shall be issued as soon as administratively feasible following the Participant's request for issuance. If a Participant requests certificates for whole shares of Common Stock, any fractional shares of Common Stock shall remain in the Participant's account during his or her employment, unless he or she requests cash in lieu of the fractional shares. A fee fixed by the Plan's Agent or transfer agent, as the case may be, may be charged to the Participant for the issuance of certificates of shares of Common Stock and for the replacement of lost certificates. Certificates for a fractional share of Common Stock shall not be issued under any circumstance.

                           (b) A Participant may request the Agent to sell all
or a portion of shares of Common Stock for which certificates have not been issued and receive cash for such shares, subject to any brokerage fees or commissions.


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




8. WITHDRAWALS; TERMINATION OF EMPLOYMENT; DISABILITY OR LEAVE OF ABSENCE PRIOR TO TERMINATION OF EMPLOYMENT.

                           (a) A Participant may withdraw all, but not less than
all, the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock) under the Plan at any time prior to the Exercise Date by giving fourteen (14) days' (or such shorter period designated by the Committee) prior written notice to the Committee. All such payroll deductions credited to such Participant's account shall be paid to such Participant (without interest) promptly after receipt of such Participant's written notice of withdrawal and such Participant's Option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock shall be made for such Participant during such Offering Period. A Participant's withdrawal from an offering shall not have any effect upon such Participant's eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

                           (b) If a Participant retires or terminates his or her
employment with the Company, any Subsidiary Corporation and any Parent Corporation for any reason other than death, the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock) shall be returned or distributed to the Participant (without interest) as soon as practicable following the Participant's retirement or other termination of employment. The Participant shall elect, within the sixty (60) day period following the Participant's retirement or other termination of employment with the Company, any Subsidiary Corporation and any Parent Corporation (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant or for the benefit of the Participant and his or her spouse as joint tenants with rights of survivorship, or (iii) a combination of (i) and (ii). A fee fixed by the Plan's Agent may be charged to the Participant for the issuance of certificates of shares of Common Stock.

                           (c) In the event of the Participant's death, the
Participant's Option shall be exercised in accordance with the terms of the Plan such that the payroll deductions credited to such Participant's account after the Offering Date (whether before or immediately following the Participant's death) shall be used to purchase shares of Common Stock in accordance with the terms of the Plan. The Participant's beneficiary shall elect, within the sixty
(60) day period following the Exercise Date following the Participant's death,
(i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant's beneficiary, or (iii) a combination of (i) and


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(ii). A fee fixed by the Plan's Agent may be charged to the Participant's beneficiary for the issuance of certificates of shares of Common Stock.

                           (d) In the event of a Participant's Disability or
Leave of Absence, payroll deductions shall only be taken from Compensation that is due and owing to the Participant. To the extent that any cash balance has accumulated in the Participant's account, such balance shall be used to purchase shares of Common Stock on the Exercise Date. With respect to a Participant who becomes ineligible to participate due to a Disability or Leave of Absence, shares of Common Stock held in such Participant's account shall continue to be held in the Participant's account unless he or she elects otherwise under
Section 7(a). In the event that such individual's Disability or Leave of Absence ends and such individual returns to work as an Employee and satisfies the eligibility conditions under Section 3, payroll deductions shall resume automatically in accordance with his or her most recent payroll deduction authorization form in effect prior to the Disability or Leave of Absence, unless he or she elects otherwise. Section 8(b) shall apply to any termination of employment with the Company, any Subsidiary Corporation and any Parent Corporation following a Participant's Disability or Leave of Absence.


9.       DIVIDENDS AND INTEREST.

                           (a) Cash dividends, if any, on shares of Common Stock
acquired through the Plan will be automatically paid by check directly to the Participant by the Company, or if applicable, the transfer agent. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

                           (b) No interest shall accrue on or be payable with
respect to the payroll deductions of a Participant in the Plan.


10.      STOCK.

                           (a) The maximum number of shares of Common Stock
which shall be reserved for sale under the Plan shall be 1,500,000 subject to adjustment as provided in Section 16 hereof. If the total number of shares which would otherwise be subject to Options granted pursuant to Section 4(a) hereof on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which Options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for Option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of Option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. Purchases of Common Stock under the Plan shall be made by the Agent on the open market, or in the sole discretion of the


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Committee, may be made by the Company's delivery of treasury shares or newly-issued and authorized shares to the Plan, upon such terms as the Committee may approve.

                           (b) Shares of Common Stock to be delivered to a
Participant under the Plan shall be registered solely in the name of the Participant or, at the election of the Participant, in the name of the Participant and his or her spouse as joint tenants with rights of survivorship.


11.      ADMINISTRATION.

                           (a) The Plan shall be administered by the Committee,
and the Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the laws of, Foreign Jurisdictions to comply with applicable tax and securities laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties.

                           (b) The Committee may employ such legal counsel,
consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an Agent to administer the Plan, purchase and sell shares of Common Stock in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time. The Agent shall serve as custodian for purposes of the Plan and, unless otherwise requested by the Participant, Common Stock purchased under the Plan shall be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

                           (c) The Company shall, to the fullest extent
permitted by law and the Certificate of Incorporation and By-laws of the Company and, to the extent not covered by insurance, indemnify each director, officer or employee of the Employer (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement)


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

actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Employer, except in instances where any such person engages in willful neglect or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-Laws of the Company. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

                           (d) Employees shall be fully responsible for (i) any
brokerage fees and commissions charged for the sale of Common Stock, (ii) any fees for certificates of shares of Common Stock and (iii) any taxes owed by them as a result of participation in the Plan.


12.      DESIGNATION OF BENEFICIARY.

                  A Participant may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive any shares of Common Stock and cash remaining in such Participant's account under the Plan in the event of the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice. If a Participant is married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's spouse will be presumed to be his beneficiary. If a Participant is not married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's beneficiary shall be his estate.


13.      TRANSFERABILITY.

                           (a) Neither payroll deductions credited to a
Participant's account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in an way (other than by will, the laws of descent and distribution or as provided in Section 10(b) or 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.

                           (b) All rights of a Participant granted under this
Plan, including but not limited to, the grant of an Option, the right to exercise an Option and the ability to authorize payroll deductions shall relate solely to a Participant, except as otherwise provided in Section 8(c) hereof.


14.      USE OF FUNDS.

                  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


15.      REPORTS.

                  Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to participating Employees at such times prescribed by the Committee; such statements shall set forth the amounts of payroll deductions, the per share purchase price, the number of shares of Common Stock purchased, the aggregate shares in the Participant's account and the remaining cash balance, if any.


16.      EFFECT OF CERTAIN CHANGES.

                           (a) In the event of any increase, reduction, or
change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under Option, as well as the price per share of Common Stock covered by each Option under the Plan which has not yet been exercised.

                           (b) In the event of the complete liquidation of the
Company or of a reorganization, consolidation or merger in which the Company is not the surviving Corporation, any Option granted under the Plan shall continue in full force and effect unless either (i) the Board modifies such Option so that it is fully exercisable with respect to all of the Common Stock subject thereto prior to the effective date of such transaction or (ii) the surviving corporation issues or assumes a stock option as contemplated under Section 424(a) of the Code.


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

17.      AMENDMENT OR TERMINATION.

                  The Company, by action of the Board (or a duly authorized committee thereof), may at any time terminate, amend or freeze the Plan. No such termination shall adversely affect Options previously granted and no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule. Upon termination of the Plan, the Company shall return or distribute the payroll deductions credited to a Participant's account (that have not been used to purchase shares of Common Stock) and shall distribute or credit shares of Common Stock credited to a Participant's account in accordance with Section 8(b) hereof. Upon the freezing of the Plan, any payroll deductions credited to a Participant's account (that have not been used to purchase shares of Common Stock) shall be used to purchase shares of Common Stock in accordance with Section 6, substituting the term Exercise Date with the effective date of the freezing of the Plan.


18.      NOTICES.

                  All notices or other communications by a Participant to the Company or the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Committee at the location, or by the person, designated for the receipt thereof. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of other information. Any notices or communications by the Company to a Participant shall be deemed given if directed to such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing shall be suspended until the Participant furnishes the proper address.


19.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

                           (a) This Plan and the rights of all persons claiming
hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

                           (b) The obligation of the Company to sell or deliver
shares of Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.


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

                           (c) To the extent required, the Plan is intended to
comply with Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act and Rule 16b-3, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.


20.      WITHHOLDING OF TAXES.

                           (a) If the Participant makes a disposition, within
the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such Participant pursuant to such Participant's exercise of an Option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

                           (b) Notwithstanding anything herein to the contrary,
the Employer shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Stock pursuant to the Plan. Notwithstanding anything herein to the contrary, the Employer may require a Participant to remit an amount equal to the required withholding amount and may invalidate any election if the Participant does not remit applicable withholding taxes.


21.      NO EMPLOYMENT RIGHTS.

                  The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant under the Plan.


22.      SEVERABILITY OF PROVISIONS.

                  If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.


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23.      CONSTRUCTION.

                  The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.


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